LIBERTY FLOATING RATE FUND

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act

I, Joseph R. Palombo, certify that:

1. I have reviewed this report on Form N-CSR of Liberty Floating Rate Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: April 25, 2003                        /s/ Joseph R. Palombo
                                            ----------------------------
                                            Joseph R. Palombo, President


I, J. Kevin Connaughton, certify that:

1. I have reviewed this report on Form N-CSR of Liberty Floating Rate Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: April 25, 2003                        /s/ J. Kevin Connaughton
                                            -------------------------------
                                            J. Kevin Connaughton, Treasurer

                           LIBERTY FLOATING RATE FUND

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Joseph R. Palombo, certify that:


1. The Form N-CSR (the "Report") of Liberty Floating Rate Fund (the "Fund") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.





Date: April 25, 2003                        /s/ Joseph R. Palombo
                                            ----------------------------
                                            Joseph R. Palombo, President





I, J. Kevin Connaughton, certify that:


1. The Form N-CSR (the "Report") of Liberty Floating Rate Fund (the "Fund") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.





Date: April 25, 2003                        /s/ J. Kevin Connaughton
                                            -------------------------------
                                            J. Kevin Connaughton, Treasurer